                                                                    EXHIBIT 10.1

                 SECOND SUPPLEMENT TO NOTE PURCHASE AGREEMENTS

     This SECOND SUPPLEMENT TO NOTE PURCHASE AGREEMENTS (the "Second Supplemental Agreement") is made and dated as of May 16, 2000, by and among Converse Inc. (the "Company"), and Libra Investments, Inc. ("Libra"), Foothill Partners III, L.P. ("Foothill"), DDJ Canadian High Yield Fund ("DDJ Canadian"), and B III Capital Partners, L.P. ("DDJ Capital") (Libra, Foothill, DDJ Canadian, and DDJ Capital collectively the "Purchasers" or individually a "Purchaser").

                                  WITNESSETH:

     WHEREAS, the Company and the Purchasers are parties to several substantially identical Note Purchase Agreements dated as of September 16, 1998 (collectively the "Note Purchase Agreements" or individually a "Note Purchase Agreement"), pursuant to which the Company issued and sold its 15% senior secured notes, in two series, in the aggregate principal amount of $28,642,687, as more fully set forth therein (the "Secured Notes"); and

     WHEREAS, the Note Purchase Agreements were supplemented in a Supplement to Note Purchase Agreements dated as of November 15, 1999 (the "Supplemental Agreement"), pursuant to which the parties (i) acknowledged the consent of the Purchasers to the sale of certain Proprietary Rights by the Company, (ii) waived certain provisions under the Note Purchase Agreements, and (iii) amended certain provisions of the Note Purchase Agreements, as more fully set forth therein;

     WHEREAS, the Company and the Purchasers desire to supplement further the Note Purchase Agreements, as supplemented by the Supplemental Agreement (collectively the "Supplemented Note Purchase Agreements" or individually a "Supplemented Note Purchase Agreement"), in order to waive certain provisions under the Supplemented Note Purchase Agreements and in order to amend and confirm certain provisions of the Supplemented Note Purchase Agreements, as more fully set forth herein.

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained and other good and valuable consideration, the adequacy of which is hereby acknowledged, and on and subject to the terms and conditions hereof, the parties agree as follows:

     SECTION 1. DEFINITIONS. Unless otherwise defined herein, all capitalized terms shall have the respective meanings given to them in the Supplemented Note Purchase Agreements.

     SECTION 2. CERTIFICATIONS OF PURCHASERS. The Purchasers severally represent and warrant as follows:

          (a) Libra. Libra is (i) the purchaser and remains the holder of that Series A Secured Note in the principal amount of $4,142,931 and (ii) the party in interest as "Purchaser" under the related Supplemented Note Purchase Agreement, and in such capacity Libra is authorized to extend consents, waivers, and amendments with respect to its Supplemented Note Purchase Agreement as set forth herein.

          (b) Foothill. Foothill is (i) the purchaser and remains the holder of that Series A Secured Note in the principal amount of $10,357,328 and (ii) the party in interest as "Purchaser" under the related Supplemented Note Purchase Agreement, and in such capacity Foothill is authorized to extend consents, waivers, and amendments with respect to its Supplemented Note Purchase Agreement as set forth herein.

          (c) DDJ Canadian. DDJ Canadian is (i) the purchaser and remains the holder of that Series A Secured Note in the principal amount of $4,045,408 and that Series B Secured Note in the aggregate principal amount of $1,478,400 and (ii) the party in interest as "Purchaser" under the related Supplemented Note Purchase Agreement, and in such capacity DDJ Canadian is authorized to extend consents, waivers and amendments with respect to its Supplemented Note Purchase Agreement as set forth herein.

          (d) DDJ Capital. DDJ Capital is (i) the purchaser and remains the holder of that Series A Secured Note in the principal amount of $6,311,920 and that Series B Secured Note in the aggregate principal amount of $2,306,700 and (ii) the party in interest as "Purchaser" under the related Supplemented Note Purchase Agreement, and in such capacity DDJ Capital is authorized to extend consents, waivers and amendments with respect to its Supplemented Note Purchase Agreement as set forth herein.

     SECTION 3. WAIVER. The Purchasers hereby grant to the Company a waiver of the requirements for minimum EBITDA under the provisions of Section 9.7 of the Note Purchase Agreements, as supplemented by the Supplemental Agreement, for the 3 month period ending March 31, 2000, and hereby agree that the failure to comply with such minimum EBITDA requirements for such 3 month period shall not constitute a Default or an Event of Default under the Supplemented Note Purchase Agreements.

     SECTION 4. COVENANT. The Company covenants that the Company will not redeem, repurchase, retire for value, or make any further payment of the principal of or interest on the Subordinated Notes, unless and until the Secured Notes shall have been paid in full or unless and until the Required Holders shall have otherwise consented in writing to such payment.

     SECTION 5.  CONFIRMATION AND AMENDMENT.

          (a) The Company confirms that in the event the Company shall transfer any assets consisting of the Proprietary Rights (which the Company acknowledges requires the written consent of the Required Holders pursuant to Section 9.5(a) of the Note Purchase Agreements), then the Net Cash Proceeds of such transfer shall be applied to the indebtedness and obligations under the Revolving Credit Agreement and to the principal and interest under the Secured Notes, within 5 Business Days of receipt, as provided in Section 7.2 of the Note Purchase Agreements, as amended in this Second Supplemental Agreement.


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

          (b) The provisions of subsection (a) of Section 7.2 of the Note Purchase Agreements are deleted in their entirety, and the same shall be replaced with the following:

               Upon receipt by the Company of the Net Cash Proceeds from any Asset Disposition which exceeds $250,000 individually or which, together with the Net Cash Proceeds from other Asset Dispositions during the same fiscal year, exceeds $1,000,000 in the aggregate, the Company shall, within 5 days of the receipt of such Net Cash Proceeds, prepay the Secured Notes in an amount equal to the lesser of (i) the then outstanding aggregate principal amount of the Secured Notes and
          (ii) the amount of such excess Net Cash Proceeds less, in either case, the portion, if any, of such excess proceeds required to be applied to the repayment of indebtedness and other obligations outstanding under the Revolving Credit Agreement in accordance with the terms and conditions thereof, in either case, together with accrued interest to the date of such prepayment on the principal amount of the Secured Notes so prepaid and all fees, expenses and other payments due to the holders of the Secured Notes under the Note Documents. To the extent necessary, any prepayment provided for herein shall be made with the proceeds of advances under the Revolving Credit Agreement.

     SECTION 6. CONDITION PRECEDENT. The effectiveness of this Second Supplemental Agreement is expressly conditioned upon satisfaction of the condition that the Required Lenders (as defined in the Revolving Credit Agreement) under the Revolving Credit Agreement shall have waived non-compliance with the requirements of Section 7.7 of the Revolving Credit Agreement with respect to minimum EBITDA of the Company for the 12 month period ending March 31, 2000.

     SECTION 7. CERTIFICATION OF THE COMPANY. The Company represents and warrants that the Company is, upon the effectiveness of this Second Supplemental Agreement, in compliance with the terms and provisions set forth in the Supplemented Note Purchase Agreements, as hereby amended, and in compliance with the payment obligations under the Secured Notes.

     SECTION 8. PAYMENT. The Company shall pay the Purchasers which are signatories to this Second Supplemental Agreement a supplement fee, which supplement fee shall be paid by means of the remittance to those Purchasers of up to $100,000 in the aggregate, and which supplement fee shall be paid at the time of the full repayment of the principal balance of the Secured Notes, accompanied by interest accruing on the unpaid balance of such supplement fee at the rate of 15% per annum from the date hereof until the date paid or prepaid. The amount to be so remitted to each such Purchaser as its share of the supplement fee and related interest shall be determined by multiplying $100,000 by the percentage calculated by dividing the principal amount of the Secured Notes held by such Purchaser as of the date hereof by the aggregate principal amount of the Secured Notes held by all the Purchasers as of the date hereof.


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

     SECTION 9. OBLIGATIONS IN FULL FORCE AND EFFECT. Except as herein amended or otherwise provided (by consent or waiver), the Note Purchase Agreements, as supplemented by the Supplemental Agreement, and the Ancillary Documents shall remain in full force and effect.

     SECTION 10. COUNTERPARTS. This Second Supplemental Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same documents.

     IN WITNESS WHEREOF, the parties hereto have executed this Second Supplemental Agreement as of the day and year specified above.

                                 COMPANY:

                                 CONVERSE INC.


                                 By: /s/ Donald Camacho
                                     --------------------------------------
                                     Name:  Donald J. Camacho
                                            -------------------------------
                                     Title: Sr. VP and CFO
                                            -------------------------------


                                 PURCHASERS:

                                 LIBRA INVESTMENTS, INC.


                                 By:
                                     --------------------------------------
                                     Name:
                                            -------------------------------
                                     Title:
                                            -------------------------------

                                 FOOTHILL PARTNERS III, L.P.


                                 By: /s/ Jeff Nikora
                                     --------------------------------------
                                     Name:  Jeff Nikora
                                            -------------------------------
                                     Title: GP
                                            -------------------------------



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

                                 DDJ CANADIAN HIGH YIELD FUND
                                 By:  DDJ Capital Management, LLC, its
                                       attorney-in-fact

                                 By: /s/ Judy K. Mencher
                                     --------------------------------------
                                     Name:  Judy K. Mencher
                                            -------------------------------
                                     Title: Member
                                            -------------------------------

                                 B III CAPITAL PARTNERS, L.P.
                                 By:  DDJ Capital III, LLC, its General Partner
                                 By:  DDJ Capital Management, LLC, Manager

                                 By: /s/ Judy K. Mencher
                                     --------------------------------------
                                     Name:  Judy K. Mencher
                                            -------------------------------
                                     Title: Member
                                            -------------------------------



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